UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2014

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The updated unaudited pro forma condensed combined financial statements of Kindred Healthcare, Inc. (“Kindred”), giving effect to, among others, the proposed acquisition of Gentiva Health Services, Inc. by Kindred and the related financing transactions, is set forth as Exhibit 99.1 and is incorporated herein by reference. The unaudited pro forma condensed combined financial statements of Kindred set forth as Exhibit 99.1 and incorporated by reference in Kindred’s Current Report on Form 8-K filed on November 17, 2014 is superseded by Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

99.1	Unaudited pro forma condensed combined financial statements of Kindred, including the notes thereto, as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kindred Healthcare, Inc.

December 16, 2014	By:	/S/ JOSEPH L. LANDENWICH
		Name:	Joseph L. Landenwich
		Title:	Co-General Counsel and Corporate Secretary

Exhibit Index

Exhibit	Description

99.1	Unaudited pro forma condensed combined financial statements of Kindred, including the notes thereto, as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013.